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                                                                   EXHIBIT 23.01




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated January 26, 1998, included in Northern Border Partners, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP


Omaha, Nebraska,
  February 9, 1999